Exhibit 99.1 NASDAQ: IBTX Investor Presentation 3rd Quarter, 2020

Safe Harbor Statement This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019, its Quarterly Report on Form 10-Q for the period ended June 30, 2020, and its other filings with the Securities and Exchange Commission. NASDAQ: IBTX 2

Overview – Community bank holding company with $17.0 billion in assets and 93 branches across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by block-and-tackle community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership (14% of shares outstanding) aligns shareholder interests with day-to-day management and decision-making. – Asset/liability neutral interest rate risk position helps mitigate the impact of a volatile interest rate environment. – Disciplined growth both organically and through strategic acquisitions. NASDAQ: IBTX 3

Company Snapshot Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights Denver, CO as of and for the Quarter Ended June 30, 2020 Balance Sheet Highlights ($ millions) Total Assets $ 16,986 Loans Held for Investment, Excluding $ 11,690 Mortgage Warehouse 1 Mortgage Warehouse Loans $ 904 Total Deposits $ 13,299 Total Stockholders’ Equity $ 2,425 93 HEADQUARTERS 2 BRANCHES Profitability Metrics McKinney, TX Adjusted EPS $ 1.14 1,485 Adjusted ROAA 1.20 % EMPLOYEES Adjusted ROTCE 14.86 % FOUNDED IN Adjusted Efficiency Ratio 41.71% 1988 Asset Quality Metrics 3 NPAs / Assets 0.17 % NPLs / Loans Held for Investment 0.23 % NCOs (Annualized) 0.05 % Capital Ratios Tier 1 Capital / RWA 10.60 % Total Capital / RWA 12.44 % TCE / Tangible Assets1 8.41 % Tier 1 Capital / Avg. Assets 8.94% 1LHFI includes SBA PPP loans of $823,289 at June 30, 2020. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $28,403. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings, and excludes loans acquired with deteriorated credit quality, totaled $26,601. 4

Experienced Leadership Team David R. Brooks Chairman, CEO & President Daniel W. Brooks Vice Chairman, Chief Risk Officer Founder – led the investor group that acquired Independent Bank in 1988. 37 years in financial services; 31 years at the company. Michelle S. Hickox Chief Financial Officer Mark S. Haynie General Counsel 30 years in financial services; 8 years at the company. 37 years of experience representing community banks in corporate, regulatory and securities matters. James C. White Chief Operating Officer 32 years in financial services; 4 years at the company. Michael B. Hobbs Chief Banking Officer 25 years in financial services; joined the company in 2019 with the James P. Tippit Corporate Responsibility acquisition of Guaranty Bank & Trust, where he served as President. 14 years in financial services; 9 years at the company. Strong, Diverse Markets Dallas/Ft. Worth – North Texas 39 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Denver – Colorado Front Range 33 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. NASDAQ: IBTX 5

Demonstrated Record of Healthy Growth Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 39.0% CAGR Since 2013 (Total): 37.3% – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. Entered Colorado – Track record of building scalable platforms for future growth. Market Entered Houston Market IPO Date: April 3, 2013 NASDAQ: IBTX Note: Acquired assets includes impact of purchase accounting. 6

Historically Strong Credit Culture NPLs / Loans 2 NCOs / Average Loans 1 1 2020 YTD numbers are annualized. 2 Excludes mortgage warehouse purchase loans. Note: Financial data as of and for the quarter ended March 31, 2020 for peer data and for the three months ended June 30, NASDAQ: IBTX 2020 for IBTX. Source: S&P Global Market Intelligence. 7

Loan Loss Coverage


IBTX Allowance For Credit Losses
as of 6/30/2020
Illustrative Retrospective Impact of CECL Adoption
~$58 Million
$22 Million
$80.1 Million
0.68% of LHFI
(Excluding Mortgage Warehouse)
$80.1 Million
6/30/2020 ALLL
As of 6/30/2020
Estimated Retrospective Adoption of CECL
Loan Loss Reserve
PCD Credit Mark
Est. CECL Day 1 Impact
~$160 Million
~1.37% of LHFI
(Excluding Mortgage Warehouse)

- IBTX deferred CECL adoption as provided under the CARES Act until the earlier of December 31, 2020, or the termination of the President's national emergency declaration, with a retrospective effective date of January 1, 2020.
- Current anticipated "Day One", January 1, 2020, impact from the adoption of CECL is estimated to boost reserves to approximately 1.37% of loans held for investment (excluding mortgage warehouse):
- This illustration excludes additional provision expense to be taken in future 2020 quarters and any changes to PCD credit marks.

INDEPENDENT BANK GROUP NASDAQ: IBTX

8

Focus on Performance and Results Earnings Per Share (Diluted) Efficiency Ratio Return on Average Assets Return on Tangible Common Equity 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 2. The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the 9 enactment of the Tax Cuts and Jobs Act (“TCJA”).

Delivering Shareholder Value Tangible Book Value Per Share1 ($) We have consistently grown tangible book value per share each year since our IPO. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company. NASDAQ: IBTX 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 10

2020 Q2 Balance Sheet Details

Loan Portfolio Overview LOAN COMPOSITION (6/30/2020) As of June 30, 2020: $11,690 Million LHFI 2 Owner Occupied CRE $904 Million 29.7% Mortgage Warehouse 0.23% NPAs/LHFI Non-Owner Occupied CRE 0.05% 70.3% NCOs/Avg. Loans 2020 Q2 Annualized 300.95% Allowance/NPLs 2LHFI excludes mortgage warehouse purchase loans. 4.88% LOANS BY REGION (6/30/2020) 2020 YTD Adjusted Loan Yield1 1Adjusted (non-GAAP) metric. Excludes $1.3 Central million of unexpected income recognized on Texas credit impaired acquired loans. 11.6% NASDAQ: IBTX 12

Construction & Development As of June 30, 2020: C&D PORTFOLIO LOANS > $500 THOUSAND (6/30/2020) $1.7 Billion C&D Portfolio Size 107% C&D / Bank Regulatory Capital 96.5% CRE CONSTRUCTION PORTFOLIO Loans in IBTX Markets LOANS > $500 THOUSAND (Loans > $500 thousand) (6/30/2020) (Texas and Colorado) $2.3 Million Healthcare Average Loan Size 8.9% (Loans > $500 thousand) 629 C&D Loans (Loans > $500 thousand) 36.7% Owner Occupied C&D Loans (Loans > $500 thousand) Industrial 3.5% NASDAQ: IBTX 13

Commercial Real Estate CRE COMPOSITION (6/30/2020) As of June 30, 2020: $5.8 Billion CRE Loans 358% CRE / Regulatory Bank Capital $20.9 Million Largest CRE Loan Size $1.2 Million Average CRE Loan Size 29.7% Owner Occupied NASDAQ: IBTX 14

Retail CRE RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND As of June 30, 2020: 6/30/2020 $1.7 Billion Retail Loan Portfolio Size $19.6 Million Largest Retail Loan 981 Free Standing / Total Retail Loans Single Tenant 16.5% 94.7% Loans in IBTX Markets (Texas and Colorado) $1.7 Million Average Loan Size 62 Number of Loans >$5m $8.4 Million 54% 1.68x Avg. Size of Loans >$5m Weighted Average LTV Weighted Average DSCR Pre-Pandemic Pre-Pandemic NASDAQ: IBTX 15

Office CRE Office CRE COMPOSITION 6/30/2020 As of June 30, 2020: $1.7 Billion Total Office CRE $20.0 Million Largest Office Loan $1.0 Million Average Loan Size 33% Owner Occupied 35% Office/Warehouse NASDAQ: IBTX 16

Hotel & Motel As of June 30, 2020: $441.5 Million Hotel & Motel Loan – We maintain a granular book of hotel loans in our markets, the majority of Portfolio Size which are branded, limited/select service properties in our core markets across Texas and Colorado. $5.5 Million – We have very limited exposure to those segments of the hotel industry that Average Loan Size have been most impacted by the COVID-19 pandemic (i.e. resort and conference hotels). 57.3% Average LTV – While we anticipate many of our hotel borrowers to need additional time to recover from pandemic-related economic dislocation, we remain encouraged 1.78x by the early signs of recovery in occupancy rates. Weighted Average DSCR pre-COVID 9.0% NASDAQ: IBTX 17

Energy Lending As of June 30, 2020: – We have a small, conservatively-underwritten energy book that is mostly of recent vintage. $207.4 Million Size of Energy Portfolio – Energy assets are well-diversified by basin across the 89.9% / 10.1% United States. E&P Loans / Services Loans 6.8% Energy Reserve / Energy Loans 1.8% Energy Loans / Total LHFI NASDAQ: IBTX 18

COVID-19 Loan Modifications as of Mid-July 2020

- Approximately 6% of loans remain in deferral and/or have not yet resumed making payments.
- Cumulative total of 9% of loans received a modification since the beginning of the pandemic. As a relationship bank, the company has opted to provide borrowers certain accommodations on an individualized, case-by-case basis.
  - 80% of these loans received a full payment deferral.
  - 20% received an interest-only modification.
- Of loans that received a full payment deferral, 56% have resumed payment since the deferral was granted.
- Deferral requests peaked in April, and have subsequently declined through May and June.

6%
Loans on Deferral and/or Have Not Yet Resumed Payments

9%
Loans Received Modification Since the COVID-19 Pandemic Began

80% / 20%
Full Payment Deferral / Interest Only

56%
Full Deferral Loans That Resumed Payment

3 Months
Average Length of Loan Modification

Deferrals by Type Data as of 7/15/2020	% of Type Ever Received Relief During Pandemic	% of Type Made at Least One Payment Since Deferral Granted	**% of Type Still Deferred and/or Has Not Resumed Payment**
All CRE Loans	17%	7%	**10%**
Retail Loans	32%	11%	**21%**
C&I Loans	10%	5%	**5%**
Mortgage Loans	5%	2%	**3%**



Deferrals Granted
March
April
May
June

INDEPENDENT BANK GROUP
NASDAQ: IBTX
19

Securities Portfolio As of June 30, 2020: Our investment portfolio consists of a diversified mix of liquid, low-risk securities designed to help augment the bank’s liquidity position and 2.6% Yield manage interest rate risk toward our target “net neutral” position. 3.71 Duration INVESTMENT PORTFOLIO COMPOSITION 6/30/2020 6.2% of Total Assets $1.0 Billion Portfolio Size NASDAQ: IBTX 20

Deposit Mix & Pricing DEPOSIT MIX As of June 30, 2020: 6/30/2020 $13.3 Billion Total Deposits 0.76% Cost of Deposits1 1.05% Avg. Interest-Bearing Rate 30.0% Noninterest-Bearing Deposits 1Average rate for total deposits. Money Market 18.2% NASDAQ: IBTX 21

Consolidated Capital NASDAQ: IBTX (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 22

2020 Q2 Results

2020 Q2 Results GAAP Adjusted1 For the quarter ended June 30, 2020, the Company reported: $0.90 $1.14 EPS Adj. EPS – Net income of $38.7 million, or $0.90 per diluted share and adjusted (non-GAAP) net income of $49.1 million, $38.7 Million $49.1 Million Net Income Adj. Net Income or $1.14 per diluted share 51.94% 41.71% – Significant deposit growth of 28.3%, annualized, Efficiency Ratio Adj. Eff. Ratio excluding PPP deposits 28.3% – Nonperforming assets continue to be minimal at 0.17% Deposit Growth of total assets (excluding PPP) – Added an additional $23.1 million to the allowance for 0.17% loan losses to provide for economic risk NPAs/Total Assets (excluding PPP & warehouse) 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 24

2020 Q2 Selected Financials

$ in thousands, except per share data	As of and for the Quarter Ended		
Selected Balance Sheet Data	June 30, 2020	March 31, 2020	June 30, 2019
Total Assets	$16,986,025	$15,573,868	$14,708,922
LHFI, Excluding Mortgage Warehouse Loans[1]	11,690,356	11,020,920	10,784,041
Mortgage Warehouse Loans	903,630	796,609	453,492
Total Deposits	13,299,035	11,882,766	11,530,587
Total Borrowings (Other Than Junior Subordinated Debentures)	1,116,462	1,152,860	792,534
Total Stockholders' Equity	2,424,960	2,386,285	2,249,342
Selected Earnings and Profitability Data			
Net Interest Income	$128,372	$123,241	$129,643
Net Interest Margin	3.51 %	3.76 %	4.11 %
Adjusted Net Interest Margin[2]	3.50 %	3.73 %	4.03 %
Noninterest Income	$25,375	$14,511	$16,199
Noninterest Expense	83,030	74,368	77,978
Net Income	38,693	44,167	49,736
Adjusted Net Income[3]	49,076	43,354	52,928
Basic EPS	0.90	1.03	1.15
Adjusted Basic EPS[3]	1.14	1.01	1.22
Diluted EPS	0.90	1.03	1.15
Adjusted Diluted EPS[3]	1.14	1.01	1.22
Return on Average Assets	0.94 %	1.19 %	1.39 %
Adjusted Return on Average Assets[3]	1.20 %	1.17 %	1.47 %

[1]LHFI includes SBA PPP loans of $823,289 at June 30, 2020.
[2]Adjusted net interest margin, excludes unexpected income recognized on credit impaired acquired loans of $354, $982, and $2,695 respectively.
[3]Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP NASDAQ: IBTX

25

NASDAQ: IBTX Contact Information Investors & Analysts For more information, please contact: Paul Langdale SVP, Director of Corporate Development Direct – (469) 301-2637 Email – plangdale@ibtx.com 26

Appendix: Non-GAAP Reconciliation

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended June 30, 2020	March 31, 2020	June 30, 2019
Net Interest Income - Reported	(a)	$128,372	$123,241	$129,643
Unexpected income recognized on credit impaired acquired loans		(354)	(982)	(2,695)
Adjusted Net Interest Income	(b)	128,018	122,259	126,948
Provision Expense - Reported	(c)	23,121	8,381	4,739
Noninterest Income - Reported	(d)	25,375	14,511	16,199
(Gain) loss on sale of loans		(689)	42	—
Gain on sale of other real estate		(12)	(25)	(312)
Gain on sale of securities available for sale		(26)	(356)	(20)
(Gain) loss on sale and disposal of premises and equipment		(340)	63	279
Recoveries on loans charged off prior to acquisition		(3,640)	(84)	(258)
Adjusted Noninterest Income	(e)	20,668	14,151	15,888
Noninterest Expense - Reported	(f)	83,030	74,368	77,978
OREO impairment		(738)	—	(988)
Impairment of assets		—	(126)	—
COVID-19 expense - equipment and community support		(1,451)	(262)	—
Acquisition expense		(15,644)	(1,008)	(6,069)
Adjusted Noninterest Expense	(g)	65,197	72,972	70,921
Income Tax Expense - Reported	(h)	8,903	10,836	13,389
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$49,076	$43,354	$52,928
Average shares for basic EPS	(j)	43,041,660	43,011,496	43,331,988
Average shares for diluted EPS	(k)	43,177,986	43,020,055	43,331,988
Reported Basic EPS	(a - c + d - f - h) / (j)	$0.90	$1.03	$1.15
Reported Diluted EPS	(a - c + d - f - h) / (k)	$0.90	$1.03	$1.15
Adjusted Basic EPS	(i) / (j)	$1.14	$1.01	$1.22
Adjusted Diluted EPS	(i) / (k)	$1.14	$1.01	$1.22
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$3,175	$3,176	$3,235
Reported Efficiency Ratio	(f - l) / (a + d)	51.94%	51.68%	51.25%
Adjusted Efficiency Ratio	(g - l) / (b + e)	41.71%	51.17%	47.39%
PROFITABILITY [(2)]				
Total Average Assets	(m)	$16,485,556	$14,965,628	$14,397,852
Total Average Stockholders Common Equity	(n)	$2,418,038	$2,369,225	$2,241,512
Total Average Tangible Common Equity [(3)]	(o)	$1,328,568	$1,276,545	$1,138,340
Reported Return on Average Assets	(a - c + d - f - h) / (m)	0.94%	1.19%	1.39%
Reported Return on Average Common Equity	(a - c + d - f - h) / (n)	6.44%	7.50%	8.90%
Reported Return on Average Common Tangible	(a - c + d - f - h) / (o)	11.71%	13.92%	17.52%
Adjusted Return on Average Assets	(i) / (m)	1.20%	1.17%	1.47%
Adjusted Return on Average Common Equity	(i) / (n)	8.16%	7.36%	9.47%
Adjusted Return on Tangible Common Equity	(i) / (o)	14.86%	13.66%	18.65%

(1) Assumes an adjusted effective tax rate of 18.7%, 21.3% and 21.2%, for the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019, respectively.
(2) Annualized.
(3) Excludes average balance of goodwill and net other intangible assets.

28

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2019	2018	2017	2016	2015
Net Interest Income - Reported	(a)	$504,757	$326,252	$265,478	$183,806	$154,098
Unexpected income recognized on credit impaired acquired loans		(5,120)	(3,711)	(4,063)	(1,765)	(1,272)
Adjusted Net Interest Income	(b)	499,637	322,541	261,415	182,041	152,826
Provision Expense - Reported	(c)	14,805	9,860	8,265	9,440	9,231
Noninterest Income - Reported	(d)	78,176	42,224	41,287	19,555	16,128
Gain on sale of loans		(6,779)	—	(351)	—	(116)
(Gain) loss on sale of branch		(1,549)	—	(2,917)	43	—
Gain on sale of trust business		(1,319)	—	—	—	—
Gain on sale of other real estate		(875)	(269)	(850)	(62)	(290)
(Gain) loss on sale of securities available for sale		(275)	581	(124)	(4)	(134)
Loss (gain) on sale and disposal of premises and equipment		585	(123)	21	(32)	358
Recoveries on loans charged off prior to acquisition		(2,101)	(962)	(1,182)	—	—
Adjusted Noninterest Income	(e)	65,863	41,451	35,884	19,500	15,946
Noninterest Expense - Reported	(f)	321,864	198,619	176,813	113,790	103,198
Separation expense		(3,421)	—	—	(2,575)	—
OREO impairment		(1,801)	(85)	(1,412)	(106)	(35)
IPO related stock grants		—	(136)	(508)	(543)	(624)
Impairment of assets		(1,173)	—	—	—	—
Acquisition expense		(42,744)	(8,958)	(17,259)	(3,121)	(3,954)
Adjusted Noninterest Expense	(g)	272,725	189,440	157,634	107,445	98,585
Income Tax Expense - Reported	(h)	53,528	31,738	45,175	26,591	19,011
Adjusted Net Income (1)	(b) - (c) + (e) - (g) = (i)	$219,582	$132,183	$88,878	$56,563	$41,056
Average shares for basic EPS	(j)	43,245,418	29,599,119	25,636,292	18,501,663	17,321,513
Average shares for diluted EPS	(k)	43,245,418	29,599,119	25,742,362	18,588,309	17,406,108
Reported Basic EPS	(a - c + d - f - h) / (j)	$4.46	$4.33	$2.98	$2.89	$2.23
Reported Diluted EPS	(a - c + d - f - h) / (k)	$4.46	$4.33	$2.97	$2.88	$2.21
Adjusted Basic EPS	(i) / (j)	$5.08	$4.47	$3.47	$3.06	$2.37
Adjusted Diluted EPS	(i) / (k)	$5.08	$4.47	$3.45	$3.04	$2.36
EFFICIENCY RATIO						
Amortization of other intangible assets	(l)	$12,880	$5,739	$4,639	$1,964	$1,555
Reported Efficiency Ratio	(f - l) / (a + d)	53.01%	52.35%	56.13%	54.99%	59.71%
Adjusted Efficiency Ratio	(g - l) / (b + e)	45.95%	50.47%	51.46%	52.34%	57.49%
PROFITABILITY						
Total Average Assets	(m)	$14,555,315	$9,478,934	$7,966,421	$5,469,542	$4,395,552
Total Average Stockholders Common Equity	(n)	$2,267,103	$1,476,688	$1,139,573	$635,864	$540,489
Total Average Tangible Common Equity (2)	(o)	$1,164,915	$751,911	$568,071	$362,287	$294,133
Reported Return on Average Assets	(a - c + d - f - h) / (m)	1.32%	1.35%	0.96%	0.98%	0.88%
Reported Return on Average Common Equity (3)	(a - c + d - f - h) / (n)	8.50%	8.69%	6.71%	8.42%	7.13%
Reported Return on Average Common Tangible (3)	(a - c + d - f - h) / (o)	16.55%	17.06%	13.47%	14.78%	13.10%
Adjusted Return on Average Assets	(i) / (m)	1.51%	1.39%	1.12%	1.03%	0.93%
Adjusted Return on Average Common Equity (3)	(i) / (n)	9.69%	8.95%	7.80%	8.90%	7.60%
Adjusted Return on Tangible Common Equity (3)	(i) / (o)	18.85%	17.58%	15.65%	15.61%	13.96%

(1) Assumes an adjusted effective tax rate of 21.0%, 19.7%, 32.4%, 33.2%, and 32.6% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.
(2) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(3) 2015 net income adjusted to exclude 2015 YTD preferred stock dividend of $240.

29

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share

($ in thousands, except per share information)	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Tangible Common Equity							
Total common stockholders equity	$2,424,960	$2,386,285	$2,339,773	$1,606,433	$1,336,018	$672,365	$603,371
Adjustments:							
Goodwill	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)	(258,319)	(258,643)
Other intangible assets, net	(94,390)	(97,565)	(100,741)	(45,042)	(43,244)	(14,177)	(16,357)
Tangible Common Equity	**$1,336,549**	**$1,294,699**	**$1,245,011**	**$839,594**	**$671,316**	**$399,869**	**$328,371**
Tangible Assets							
Total Assets	$16,986,025	$15,573,868	$14,958,207	$9,849,965	$8,684,463	$5,852,801	$5,055,000
Adjustments:							
Goodwill	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)	(258,319)	(258,643)
Other intangible assets, net	(94,390)	(97,565)	(100,741)	(45,042)	(43,244)	(14,177)	(16,357)
Tangible Assets	**$15,897,614**	**$14,482,282**	**$13,863,445**	**$9,083,126**	**$8,019,761**	**$5,580,305**	**$4,780,000**
Common shares outstanding	43,041,119	43,041,776	42,950,228	30,600,582	28,254,893	18,870,312	18,399,194
Tangible Common Equity To Tangible Assets	**8.41%**	**8.94%**	**8.98%**	**9.24%**	**8.37%**	**7.17%**	**6.87%**
Book value per common share	$56.34	$55.44	$54.48	$52.50	$47.28	$35.63	$32.79
Tangible book value per common share	**$31.05**	**$30.08**	**$28.99**	**$27.44**	**$23.76**	**$21.19**	**$17.85**

30